                                                                   Exhibit 99.49

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [21], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-AR1

Cut-Off Date   9/1/2005
Settlement     9/29/2005
First Pay      10/25/2005

Static LIBOR
1ML=   3.8172
6ML=   4.0374

Forward LIBOR     1ML      6ML
-------------   ------   ------
       1        3.8172   4.0374
       2         3.899   4.0961
       3        3.9929   4.1474
       4        4.0584   4.1868
       5        4.1033   4.2096
       6        4.1682   4.2259
       7        4.1516    4.241
       8        4.1958   4.2617
       9        4.2265   4.2793
      10        4.1859   4.2944
      11        4.2099   4.3239
      12        4.2508   4.3497
      13        4.2734   4.3732
      14        4.2988    4.399
      15        4.3225   4.4223
      16        4.3471   4.4466
      17        4.3709   4.4707
      18         4.393    4.493
      19        4.4179   4.5084
      20        4.4408   4.4995
      21        4.4632   4.4888
      22         4.486   4.4752
      23        4.5085    4.459
      24        4.4825    4.441
      25        4.3672   4.4276
      26        4.3755   4.4361
      27        4.3841   4.4436
      28         4.392   4.4517
      29        4.3993   4.4588
      30        4.4071   4.4663
      31        4.4143   4.4716
      32        4.4212   4.4693
      33         4.429   4.4664
      34        4.4356   4.4627
      35        4.4426    4.459
      36        4.4372   4.4537
      37        4.3998   4.4505
      38        4.4037   4.4541
      39        4.4078   4.4574
      40        4.4115   4.4613
      41        4.4145   4.4644
      42        4.4175   4.4676
      43         4.422   4.4826
      44        4.4249   4.5211
      45        4.4284   4.5645
      46        4.4312   4.6058
      47        4.4351   4.6499
      48        4.5023   4.6955
      49         4.661   4.7313
      50        4.6717   4.7413
      51         4.681   4.7498
      52        4.6906     4.76

      53        4.6987   4.7688
      54        4.7072    4.777
      55        4.7177   4.7834
      56        4.7258   4.7783
      57        4.7349   4.7734
      58        4.7434   4.7668
      59        4.7524   4.7613
      60        4.7352   4.7527
      61        4.6883   4.7488
      62        4.6944   4.7547
      63        4.6998   4.7607
      64        4.7064   4.7655
      65        4.7103   4.7699
      66        4.7151   4.7757
      67        4.7212   4.7821
      68        4.7266   4.7907
      69        4.7309   4.7981
      70        4.7354   4.8057
      71        4.7403   4.8142
      72        4.7505   4.8217
      73        4.7691   4.8278
      74        4.7731   4.8323
      75        4.7773   4.8363
      76        4.7824   4.8407
      77         4.786   4.8445
      78        4.7896   4.8482
      79        4.7945    4.854
      80        4.7977   4.8651
      81        4.8016   4.8758
      82        4.8052    4.887
      83        4.8087   4.8972
      84        4.8225   4.9072
      85        4.8567    4.915
      86        4.8604   4.9189
      87        4.8645   4.9219
      88        4.8677   4.9245
      89        4.8705   4.9282
      90        4.8729   4.9311
      91        4.8772   4.9381
      92        4.8796   4.9473
      93        4.8824   4.9581
      94        4.8855   4.9689
      95        4.8881    4.979
      96        4.9052   4.9891
      97        4.9385   4.9971
      98        4.9416   4.9995
      99        4.9443   5.0016
     100         4.947   5.0044
     101         4.949   5.0062
     102        4.9506   5.0083
     103        4.9536   5.0167
     104        4.9556   5.0389
     105        4.9583    5.062
     106        4.9596   5.0868
     107        4.9617   5.1099
     108        4.9917    5.133
     109         5.091   5.1524
     110        5.0936   5.1548
     111        5.0965   5.1567
     112         5.099   5.1593
     113        5.1006    5.161
     114        5.1023   5.1628
     115        5.1056   5.1658

     116        5.1071    5.167
     117        5.1093   5.1693
     118        5.1106   5.1699
     119        5.1134   5.1716
     120        5.1137    5.172
     121        5.1147    5.173

MLMI 2005-AR1 - PRICE/YIELD - A

Balance   $58,184,000.00
Coupon            4.5172
Settle         9/29/2005

               Price                     Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                 --------------------  ----------------------  ----------------------  ----------------------
                 WAL for Princ Pmts                  7.17                   13.80                    9.62                    9.35
Total Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  156,402,370.66(14.11%)  164,054,831.79(14.80%)
                                CDR   4 CDR for 24 months                       7                    14.5                    15.6

                      Loss Severity                   45%                     45%                  37.80%                  37.80%
                  Servicer Advances                  100%                    100%                    100%                    100%
                    Liquidation Lag                   12                       12                      12                      12
                             Delinq                  100%                    100%                    100%                    100%

                          LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                          LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                      Prepay Speeds
                                228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                                327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                                Fix                15 CPR                   7 CPR                 2...CPR                 2...CPR
                Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB+

Balance   $26,044,000.00
Coupon            5.1172
Settle         9/29/2005

               Price                     Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                 --------------------  ----------------------  ----------------------  ----------------------
                 WAL for Princ Pmts                  8.46                   18.56                   12.68                   12.29
Total Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  133,218,249.27(12.02%)  141,223,569.39(12.74%)
                                CDR   4 CDR for 24 months                       7                    11.5                    12.5

                      Loss Severity                   45%                     45%                  37.80%                  37.80%
                  Servicer Advances                  100%                    100%                    100%                    100%
                    Liquidation Lag                    12                      12                      12                      12
                             Delinq                  100%                    100%                    100%                    100%

                          LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                          LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                      Prepay Speeds
                                228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                                327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                                Fix                15 CPR                   7 CPR                 2...CPR                 2...CPR
                Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB

Balance     $10,528,000.00
Coupon      5.3172
Settle      9/29/2005

               Price                     Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                 --------------------  ----------------------  ----------------------  ----------------------
                 WAL for Princ Pmts                  9.23                   24.53                   15.80                   15.28
Total Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  123,846,545.86(11.17%)  132,297,084.29(11.94%)
                                CDR   4 CDR for 24 months                       7                    10.4                    11.4

                      Loss Severity                   45%                     45%                  37.80%                  37.80%
                  Servicer Advances                  100%                    100%                    100%                    100%
                    Liquidation Lag                    12                      12                      12                      12
                             Delinq                  100%                    100%                    100%                    100%

                          LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                          LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                      Prepay Speeds
                                228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                                327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                                Fix                15 CPR                   7 CPR                 2...CPR                 2...CPR
                Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB-

Balance   $11,082,000.00
Coupon    5.8172
Settle    9/29/2005

               Price                     Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                 --------------------  ----------------------  ----------------------  ----------------------
                 WAL for Princ Pmts                  9.79                   29.44                   16.05                   15.67
Total Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  113,941,630.09(10.28%)  122,878,150.12(11.09%)
                                CDR   4 CDR for 24 months                       7                     9.3                    10.3

                      Loss Severity                   45%                     45%                  37.80%                  37.80%
                  Servicer Advances                  100%                    100%                    100%                    100%
                    Liquidation Lag                    12                      12                      12                      12
                             Delinq                  100%                    100%                    100%                    100%

                          LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                          LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                      Prepay Speeds
                                228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                                327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                                Fix                15 CPR                   7 CPR                 2...CPR                 2...CPR
                Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)